EXHIBIT 99.2

Supplemental Investor Package
___________________________________________________
Third Quarter 2012

Investor Contact:
Jennifer DiBerardino
Senior Vice President, Investor Relations and Treasurer
Tel:  973-948-1364
jennifer.diberardino@selective.com

Selective Insurance Group, Inc.
Selected Balance Sheet Data (unaudited)
($ in thousands, except per share amounts)

	September 30,				September 30,				December 31,
	2012				2011				2011
				Unrecognized/				Unrecognized/				Unrecognized/
	Balance		Market	Unrealized	Balance		Market	Unrealized	Balance		Market	Unrealized
	Sheet		Value	Gain/(Loss)	Sheet		Value	Gain/(Loss)	Sheet		Value	Gain/(Loss)
Invested Assets:
Corporate bonds1	$2,223,077		2,234,897	119,877	$1,900,130		1,915,953	68,871	$1,967,498		1,981,909	73,085
Gov't\ Municipal bonds	1,647,599		1,681,098	108,778	1,725,061		1,757,780	109,189	1,642,223		1,673,508	108,694
Total bonds	3,870,676		3,915,995	228,655	3,625,191		3,673,733	178,060	3,609,721		3,655,417	181,779
Equities	155,577		155,577	27,710	139,203		139,203	(11,314)	157,355		157,355	13,529
Short-term investments	184,878		184,878	-	162,812		162,812	-	217,044		217,044	-
Other investments	122,081		122,081	(4,702)	135,560		135,560	(3,189)	128,301		128,301	(4,520)
Total invested assets	4,333,212		4,378,531	251,663	4,062,766		4,111,308	163,557	4,112,421		4,158,117	190,788

Invested assets per $ of stockholders' equity2	3.85				3.93				3.89

Total assets2	5,879,941				5,696,189				5,685,469

Liabilities:
Reserve for losses and loss expenses	3,103,111				3,243,622				3,144,924
Unearned premium reserve	1,017,076				902,112				906,991

Total liabilities	4,755,563				4,662,435				4,627,141

Stockholders' equity2	1,124,378				1,033,754				1,058,328

Total debt to capitalization ratio2	21.5%				20.2%				22.5%
Adjusted total debt to capitalization ratio 2, 3	15.2%				13.3%				15.9%

Book value per share	20.44				19.07				19.45

Book value per share excluding
unrealized gain or loss on bond portfolio2	18.28				17.51				17.82

NPW per insurance segment employee (excludes E&S)	816				771				791

Statutory premiums to surplus ratio	1.5	x			1.4	x			1.4	x

Statutory surplus	1,088,494				1,010,144				1,062,707

1 Includes mortgage-backed and asset-backed securities.
2 Prior year results have been restated to reflect the adoption of ASU 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts."
3 The adjusted debt to capitalization ratio reflects an estimated equity treatment of 90% applied to our $100 million Junior Subordinated Notes issued September 25, 2006 as applied by A.M. Best.

Selective Insurance Group, Inc.
Selected Income Statement Data (unaudited)
	September 2012	THREE MONTHS ENDED September 30,				NINE MONTHS ENDED September 30,
	($ in thousands, except per share amounts)	2012		2011		2012		2011
			Per diluted share		Per diluted share		Per diluted share		Per diluted share
	Consolidated
	Revenue	$436,872		$394,069		$1,285,127		$1,197,095
	Operating income (loss)1	18,982	0.34	(15,989)	(0.30)	34,414	0.62	839	0.01
	Net realized (losses) gains, after tax	(708)	(0.01)	(1,329)	(0.02)	2,241	0.04	3,810	0.07
	Income from continuing operations	18,274	0.33	(17,318)	(0.32)	36,655	0.66	4,649	0.08
	Loss on discontinued operations, after tax	-	-	(650)	(0.01)	-	-	(650)	(0.01)
	Net income (loss)1	18,274	0.33	(17,968)	(0.33)	36,655	0.66	3,999	0.07
	Operating return on equity1	6.9%		(6.2)%		4.2%		0.1%

	Insurance Operations
	Gross premiums written	538,919		476,343		1,549,141		1,354,470
	Net premiums written	450,518		396,832		1,296,253		1,133,170
	Net premiums earned	406,225		358,963		1,177,266		1,065,886
Underwriting gain (loss)1	- before tax	861		(64,779)		(27,464)		(111,479)
	- after tax	559	0.01	(42,106)	(0.78)	(17,852)	(0.32)	(72,461)	(1.32)
	GAAP combined ratio1	99.8%		118.0%		102.3%		110.5%

	Commercial lines
	Net premiums earned	334,420		292,363		966,896		869,421
	GAAP combined ratio1	101.9%		112.5%		103.1%		107.6%
	Personal lines
	Net premiums earned	71,805		66,600		210,370		196,465
	GAAP combined ratio1	89.9%		142.4%		98.6%		123.1%

	Investments
Net investment income	- before tax	30,650		35,786		97,284		118,604
	- after tax	23,494	0.42	26,976	0.50	73,979	1.33	88,521	1.60
	Effective tax rate	23.3%		24.6%		24.0%		25.4%
	Annual after-tax yield on investment portfolio					2.3%		3.0%
	Annual after-tax, after-interest expense yield					2.0%		2.7%
	Invested assets per $ of stockholders' equity					3.85		3.93

	Other expenses (net of other income)
Interest expense	- before tax	(4,725)		(4,559)		(14,148)		(13,675)
	- after tax	(3,071)	(0.05)	(2,963)	(0.05)	(9,196)	(0.17)	(8,888)	(0.16)

	Other (expense) income - after tax	$(2,000)	(0.04)	$2,105	0.03	$(12,517)	(0.22)	$(6,333)	(0.11)

	Diluted weighted avg shares outstanding	55,862		54,183		55,717		55,172

1 Prior year results have been restated to reflect the adoption of ASU 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts."

Selective Insurance Group, Inc. and Consolidated Subsidiaries
GAAP Investment Income
(unaudited)
($ in thousands)

	For the three months ended		%	Year to Date		%
	September	September	Increase	September	September	Increase
	2012	2011	(Decrease)	2012	2011	(Decrease)
Investment Income:
Interest:
Fixed Maturity Securities	30,839	31,960	(3.5)	93,948	97,835	(4.0)
Short-term	36	28	28.6	103	123	(16.3)
Other Investments:
Alternative Investments	935	4,453	(79.0)	6,396	23,994	(73.3)
Other	(438)	-	N/M	(936)	-	N/M
Dividends	1,268	1,197	5.9	3,785	2,299	64.6
Miscellaneous	41	41	0.0	105	88	19.3
	32,681	37,679	(13.3)	103,401	124,339	(16.8)

Investment Expense	2,031	1,893	7.3	6,117	5,735	6.7

Net Investment Income Before Tax	30,650	35,786	(14.4)	97,284	118,604	(18.0)

Tax	7,156	8,810	(18.8)	23,305	30,083	(22.5)

Net Investment Income After Tax	$23,494	26,976	(12.9)	$73,979	88,521	(16.4)

Net Investment Income per Share	$0.42	0.50	(16.0)	$1.33	1.60	(16.9)

Effective Tax Rate	23.3%	24.6%		24.0%	25.4%

Average Yields :

Fixed Maturity Securities:
Pre Tax				3.35%	3.63%
After Tax				2.53%	2.77%

Portfolio:
Pre Tax				3.07%	3.96%
After Tax				2.34%	2.95%

	For the three months ended			Year to date:
	September	September		September	September
Net Realized Gains(Losses)	2012	2011		2012	2011
Fixed Maturities	1,302	262		1,663	1,497
Equity Securities	(2,390)	(2,307)		1,786	4,364
Short Term	-	-		(2)	-
Other Investments	-	-		1	-

Total	(1,088)	(2,045)		3,448	5,861
Net of Tax	(708)	(1,329)		2,241	3,810

As of September 30, 2012 new money rates for fixed maturity securities were 2.32% on a pre-tax basis and 1.74% on an after tax-basis.

Selective Insurance Group, Inc.
2012 Statutory Results by Line of Business
3rd Qtr 2012 (unaudited)
($ in thousands)

	Net		Net				Underwriting	Dividends to
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Combined Ratio	Combined Ratio	Underwriting
	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2012	2011	Gain/(Loss)
Personal Lines:

Homeowners	$35,558	14.5%	$29,919	15.4%	31.4%	8.8%	30.3%	0.0%	70.5%	207.4%	$7,117
Auto	39,856	3.8%	38,295	2.5%	70.6%	12.1%	30.1%	0.0%	112.8%	116.7%	(5,385)
Other (including flood)	4,022	9.4%	3,591	8.7%	50.3%	(20.9)%	(44.2)%	0.0%	(14.8)%	(94.3)%	4,312
Total	$79,436	8.6%	$71,805	7.8%	53.3%	9.0%	26.5%	0.0%	88.8%	141.4%	$6,044

Commercial Lines:

Commerical property	$62,260	11.7%	$52,198	8.6%	41.2%	6.1%	34.3%	(0.3)%	81.3%	148.1%	$6,303
Workers compensation	66,320	3.2%	65,592	3.3%	77.4%	10.4%	26.5%	1.6%	115.9%	114.2%	(10,625)
General liability	106,020	11.4%	93,763	7.2%	54.4%	14.4%	31.7%	(0.1)%	100.4%	95.9%	(4,214)
Auto	80,725	6.2%	72,758	3.7%	57.1%	8.5%	30.3%	(0.2)%	95.7%	95.9%	728
Business owners policies	18,199	10.2%	17,748	6.5%	47.2%	14.1%	39.9%	0.0%	101.2%	126.3%	(391)
Bonds	4,625	(7.9)%	4,713	(0.3)%	17.4%	7.3%	63.3%	0.0%	88.0%	88.0%	620
Other	32,933	200.7%	27,647	1459.1%	51.0%	23.6%	39.7%	0.0%	114.3%	82.9%	(6,045)
Total	$371,082	14.6%	$334,420	14.4%	56.2%	11.7%	32.4%	0.2%	100.5%	110.7%	$(13,626)

Grand Total	$450,518	13.5%	$406,225	13.2%	55.7%	11.2%	31.3%	0.2%	98.4%	116.4%	$(7,582)

Note: Some amounts may not foot due to rounding.

		2012	2011
	Losses Paid	$211,941	$215,140
	LAE Paid	43,322	35,243
	Total Paid	$255,263	$250,383

Selective Insurance Group, Inc.
2012 Statutory Results by Line of Business
September 2012 YTD (unaudited)
($ in thousands)

	Net		Net				Underwriting	Dividends to
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Combined Ratio	Combined Ratio	Underwriting
	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2012	2011	Gain/(Loss)
Personal Lines:

Homeowners	$93,730	14.4%	$86,685	14.8%	52.3%	9.5%	31.8%	0.0%	93.6%	149.5%	$3,348
Auto	$117,297	2.9%	113,648	1.9%	69.0%	12.0%	30.0%	0.0%	111.0%	116.7%	(13,649)
Other (including flood)	10,760	9.2%	10,038	6.7%	57.5%	(10.0)%	(48.9)%	0.0%	(1.4)%	(19.6)%	10,535
Total	$221,787	7.8%	$210,370	7.1%	61.6%	9.9%	26.9%	0.0%	98.4%	122.8%	$235

Commercial Lines:

Commerical property	$168,481	10.0%	$151,945	5.4%	51.4%	6.0%	36.4%	(0.1)%	93.7%	121.8%	$3,591
Workers compensation	206,272	3.8%	198,064	4.3%	71.3%	14.3%	25.9%	1.6%	113.1%	117.7%	(28,135)
General liability	305,870	11.5%	276,538	8.1%	52.1%	16.6%	32.3%	0.0%	101.0%	99.7%	(12,106)
Auto	231,475	5.0%	214,782	2.7%	56.9%	8.4%	30.9%	(0.1)%	96.1%	93.5%	3,202
Business owners policies	54,386	9.5%	51,872	4.7%	46.6%	14.2%	40.5%	0.0%	101.3%	119.6%	(1,698)
Bonds	14,801	1.0%	14,076	(1.0)%	17.4%	8.3%	60.9%	0.0%	86.6%	83.3%	1,452
Other	93,181	473.3%	59,619	765.3%	46.9%	20.3%	41.3%	0.0%	108.5%	60.9%	(18,924)
Total	$1,074,466	15.9%	$966,896	11.2%	55.9%	12.6%	33.0%	0.3%	101.8%	106.6%	$(52,617)

Grand Total	$1,296,253	14.4%	$1,177,266	10.4%	56.9%	12.1%	32.0%	0.2%	101.2%	109.6%	$(52,382)

Note: Some amounts may not foot due to rounding.

		2012	2011
	Losses Paid	$650,956	$612,066
	LAE Paid	127,889	113,151
	Total Paid	$778,845	$725,217

SELECTIVE INSURANCE GROUP, INC. CONSOLIDATED BALANCE SHEETS	Unaudited
($ in thousands, except share amounts)	September 30, 2012	December 31, 2011
ASSETS
Investments:
Fixed maturity securities, held-to-maturity – at carrying value (fair value: $646,035 – 2012; $758,043 – 2011)	$600,716	712,348
Fixed maturity securities, available-for-sale – at fair value (amortized cost: $3,091,740 – 2012; $2,766,856 – 2011)	3,269,960	2,897,373
Equity securities, available-for-sale – at fair value (cost: $127,867 – 2012; $143,826 – 2011)	155,577	157,355
Short-term investments (at cost which approximates fair value)	184,878	217,044
Other investments	122,081	128,301
Total investments	4,333,212	4,112,421
Cash	315	762
Interest and dividends due or accrued	35,541	35,842
Premiums receivable, net of allowance for uncollectible accounts of: $3,684 – 2012; $3,768 – 2011	519,953	466,294
Reinsurance recoverables, net	482,579	561,855
Prepaid reinsurance premiums	138,785	147,686
Current federal income tax	6,349	731
Deferred federal income tax	91,916	119,486
Property and equipment – at cost, net of accumulated depreciation and amortization of: $167,052 – 2012; $160,294 – 2011	45,969	43,947
Deferred policy acquisition costs	161,505	135,761
Goodwill	7,849	7,849
Other assets	55,968	52,835
Total assets	$5,879,941	5,685,469

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserve for losses and loss expenses	$3,103,111	3,144,924
Unearned premiums	1,017,076	906,991
Notes payable	307,380	307,360
Accrued salaries and benefits	124,662	119,297
Other liabilities	203,334	148,569
Total liabilities	$4,755,563	4,627,141

Stockholders’ Equity:
Preferred stock of $0 par value per share:
Authorized shares 5,000,000; no shares issued or outstanding	$—	—
Common stock of $2 par value per share Authorized shares 360,000,000 Issued: 98,014,074 – 2012; 97,246,711 – 2011	196,028	194,494
Additional paid-in capital	267,527	257,370
Retained earnings	1,131,115	1,116,319
Accumulated other comprehensive income	85,011	42,294
Treasury stock – at cost (shares: 43,012,714 – 2012; 42,836,201 – 2011)	(555,303)	(552,149)
Total stockholders’ equity	1,124,378	1,058,328
Total liabilities and stockholders’ equity	$5,879,941	5,685,469

SELECTIVE INSURANCE GROUP, INC. UNAUDITED CONSOLIDATED STATEMENTS OF INCOME	Quarter ended September 30,		Nine Months ended September 30,
($ in thousands, except per share amounts)	2012	2011	2012	2011
Revenues:
Net premiums earned	$406,225	358,963	$1,177,266	1,065,886
Net investment income earned	30,650	35,786	97,284	118,604
Net realized gains (losses):
Net realized investment gains	1,856	498	6,907	9,203
Other-than-temporary impairments	(921)	(2,693)	(1,218)	(3,062)
Other-than-temporary impairments on fixed maturity securities recognized in other comprehensive income	(2,023)	150	(2,241)	(280)
Total net realized gains (losses)	(1,088)	(2,045)	3,448	5,861
Other income	1,085	1,365	7,129	6,744
Total revenues	436,872	394,069	1,285,127	1,197,095

Expenses:
Losses and loss expenses incurred	272,251	305,958	813,060	829,719
Policy acquisition costs	131,849	116,111	391,026	346,318
Interest expense	4,725	4,559	14,148	13,675
Other expenses	7,733	4,924	24,080	18,807
Total expenses	416,558	431,552	1,242,314	1,208,519

Income (loss) from continuing operations before federal income tax	20,314	(37,483)	42,813	(11,424)

Federal income tax expense (benefit):
Current	(5,088)	(20,001)	1,590	(12,614)
Deferred	7,128	(164)	4,568	(3,459)
Total federal income tax expense (benefit)	2,040	(20,165)	6,158	(16,073)

Net income (loss) from continuing operations	$18,274	(17,318)	$36,655	4,649

Loss on disposal of discontinued operations, net of tax $(350) in Third Quarter and Nine Months 2011	—	(650)	—	(650)

Net income (loss)	18,274	(17,968)	36,655	3,999

Earnings per share:
Basic net income (loss) from continuing operations	$0.33	(0.32)	$0.67	0.08
Basic net loss from disposal of discontinued operations	—	(0.01)	—	(0.01)
Basic net income (loss)	$0.33	(0.33)	$0.67	0.07

Diluted net income (loss) from continuing operations	$0.33	(0.32)	$0.66	0.08
Diluted net loss from disposal of discontinued operations	—	(0.01)	—	(0.01)
Diluted net income (loss)	$0.33	(0.33)	$0.66	0.07

Dividends to stockholders	0.13	0.13	0.39	0.39

SELECTIVE INSURANCE GROUP, INC. UNAUDITED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
	Quarter ended September 30,		Nine Months ended September 30,
($ in thousands)	2012	2011	2012	2011
Net income (loss)	$18,274	(17,968)	$36,655	3,999

Other comprehensive income, net of tax:
Unrealized gains on investment securities:
Unrealized holding gains arising during period	23,803	9,564	41,777	28,521
Non-credit portion of other-than-temporary impairments recognized in other comprehensive income	1,320	(53)	1,633	336
Amortization of net unrealized gains on held-to-maturity securities	537	(432)	(422)	(2,013)
Less: reclassification adjustment for gains included in net income	(81)	1,239	(3,056)	(3,891)
Total unrealized gains on investment securities	25,579	10,318	39,932	22,953

Defined benefit pension plans:
Amortization of net actuarial loss included in net income	904	678	2,712	2,114
Amortization of prior service cost included in net income	24	24	73	73
Total defined benefit pension plans	928	702	2,785	2,187
Other comprehensive income	26,507	11,020	42,717	25,140
Comprehensive income (loss)	$44,781	(6,948)	$79,372	29,139

SELECTIVE INSURANCE GROUP, INC. UNAUDITED CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY
	Nine Months ended September 30,
($ in thousands)	2012	2011
Common stock:
Beginning of year	$194,494	192,725
Dividend reinvestment plan (shares: 68,640 – 2012; 74,777 – 2011)	137	150
Stock purchase and compensation plans (shares: 698,723 – 2012; 607,059 – 2011)	1,397	1,214
End of period	196,028	194,089

Additional paid-in capital:
Beginning of year	257,370	244,613
Dividend reinvestment plan	1,064	1,066
Stock purchase and compensation plans	9,093	8,260
End of period	267,527	253,939

Retained earnings:
Beginning of year, as previously reported	1,116,319	1,176,155
Add: Adjustment for the cumulative effect on prior years of applying retroactively the new method of accounting for deferred policy acquisition costs	—	(53,068)
Balance at beginning of year, as adjusted	1,116,319	1,123,087
Net income	36,655	3,999
Dividends to stockholders ($0.39 per share – 2012 and 2011)	(21,859)	(21,579)
End of period	1,131,115	1,105,507

Accumulated other comprehensive income:
Beginning of year	42,294	7,024
Other comprehensive income	42,717	25,140
End of period	85,011	32,164

Treasury stock:
Beginning of year	(552,149)	(549,408)
Acquisition of treasury stock (shares: 176,513 – 2012; 137,667 – 2011)	(3,154)	(2,537)
End of period	(555,303)	(551,945)
Total stockholders’ equity	$1,124,378	1,033,754

SELECTIVE INSURANCE GROUP, INC. UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOW	Nine Months ended September 30,
($ in thousands)	2012	2011
Operating Activities
Net income	$36,655	3,999

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	29,386	25,260
Loss on disposal of discontinued operations	—	650
Stock-based compensation expense	6,263	6,383
Undistributed losses (income) of equity method investments	1,090	(1,793)
Net realized gains	(3,448)	(5,861)

Changes in assets and liabilities:
Increase in reserves for losses and loss expenses, net of reinsurance recoverables	37,463	100,584
Increase in unearned premiums, net of prepaid reinsurance and advance premiums	119,269	67,816
Increase in net federal income taxes	(1,050)	(9,426)
Increase in premiums receivable	(53,659)	(63,764)
Increase in deferred policy acquisition costs	(25,744)	(10,828)
Decrease in interest and dividends due or accrued	721	1,943
Increase (decrease) in accrued salaries and benefits	5,365	(2,448)
Increase (decrease) in accrued insurance expenses	299	(6,772)
Other-net	15,144	20,817
Net adjustments	131,099	122,561
Net cash provided by operating activities	167,754	126,560

Investing Activities
Purchase of fixed maturity securities, available-for-sale	(676,408)	(350,140)
Purchase of equity securities, available-for-sale	(41,004)	(148,104)
Purchase of other investments	(9,050)	(11,778)
Purchase of short-term investments	(1,231,519)	(1,030,834)
Purchase of subsidiary	255	—
Sale of subsidiary	600	919
Sale of fixed maturity securities, available-for-sale	92,170	85,773
Sale of short-term investments	1,263,684	1,029,178
Redemption and maturities of fixed maturity securities, held-to-maturity	91,665	138,907
Redemption and maturities of fixed maturity securities, available-for-sale	297,980	95,951
Sale of equity securities, available-for-sale	58,749	59,991
Distributions from other investments	13,910	15,666
Sale of other investments	1	16,357
Purchase of property and equipment	(9,382)	(8,932)
Net cash used in investing activities	(148,349)	(107,046)

Financing Activities
Dividends to stockholders	(20,188)	(19,863)
Acquisition of treasury stock	(3,154)	(2,537)
Net proceeds from stock purchase and compensation plans	2,586	2,718
Excess tax benefit (expense) from share-based payment arrangements	904	(190)
Net cash used in financing activities	(19,852)	(19,872)
Net decrease in cash	(447)	(358)
Cash, beginning of year	762	645
Cash, end of period	$315	287

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Unaudited Statutory Balance Sheets
($ in thousands)

	Sep-30	Sep-30	Dec-31 *
	2012	2011	2011

ASSETS
Bonds	$3,606,161	3,482,530	3,452,204
Common stocks	155,577	139,203	157,355
Affiliated mortgage loan	37,618	38,297	38,131
Other investments	188,131	162,689	197,409
Short-term investments	198,334	109,468	183,070
Total investments	4,185,821	3,932,187	4,028,169

Cash on hand and in banks	(42,644)	(49,209)	(20,701)
Interest and dividends due and accrued	35,496	35,173	35,880
Premiums receivable	518,142	475,442	461,482
Reinsurance recoverable on paid losses and expenses	9,200	9,376	12,365
Federal income tax recoverable	-	7,001	-
Deferred tax recoverable	150,194	135,884	137,659
EDP equipment	1,332	1,004	1,804
Equities and deposits in pools and associations	7,491	9,625	4,837
Receivable for sold securities	337	14	644
Other assets	31,489	29,334	27,964
Total assets	$4,896,858	4,585,831	4,690,103

LIABILITIES
Reserve for losses	$2,191,838	2,209,177	2,173,028
Reinsurance payable on paid loss and loss expense	2,191	1,243	1,285
Reserve for loss expenses	433,502	408,024	418,542
Unearned premiums	878,291	780,552	759,304
Reserve for commissions payable	47,032	39,987	44,488
Ceded balances payable	17,711	10,746	21,871
Federal income tax payable	8,671	-	12,176
Premium and other taxes payable	21,344	20,291	23,588
Borrowed money	58,042	13,017	58,043
Reserve for dividends to policyholders	3,370	3,451	3,470
Reserves for unauthorized reinsurance	1,785	1,811	1,785
Payable for securities	36,944	976	-
Funds withheld on account of others	6,164	5,690	6,538
Accrued salaries and benefits	85,308	63,306	80,601
Other liabilities	16,171	17,416	22,677
Total liabilities	3,808,364	3,575,687	3,627,396

POLICYHOLDERS' SURPLUS
Capital	42,625	28,325	32,325
Aggregate write-ins for special surplus funds	-	39,055	44,296
Paid in surplus	435,844	255,792	307,022
Unassigned surplus	610,025	686,972	679,064
Total policyholders' surplus	1,088,494	1,010,144	1,062,707
Total liabilities and policyholders' surplus	$4,896,858	4,585,831	4,690,103

*	Includes the December 31, 2011 acquisition of Montpelier U.S. Insurance Company (now known as Mesa
Underwriters Specialty Insurance Company). Combined statutory filings for 2011 do not reflect the acquisition as this Company was not included in our intercompany pooling until January 1, 2012.

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Unaudited Statutory Statements of Income
($ in thousands)

	Three Months Ended				Nine Months Ended
	September				September

UNDERWRITING	2012		2011		2012		2011

Net premiums written	$450,518		396,832		1,296,253		1,133,170

Net premiums earned	406,225		358,963		1,177,266		1,065,886

Net losses paid	211,941		215,140		650,956		612,066
Change in reserve for losses	14,399		50,591		18,810		97,620
Net losses incurred	226,340	55.7%	265,731	74.0%	669,766	56.9%	709,686	66.6%
Net loss expenses paid	43,322		35,243		127,889		113,151
Change in reserve for loss expenses	2,230		4,449		14,960		6,516
Net loss expenses incurred	45,552	11.2%	39,692	11.1%	142,849	12.1%	119,667	11.2%
Net underwriting expenses incurred	143,322	31.8%	123,316	31.0%	419,086	32.4%	358,447	31.6%
Total deductions	415,214		428,739		1,231,701		1,187,800
Statutory underwriting loss	(8,989)		(69,776)		(54,435)		(121,914)

Net loss from premium balances charged off	(566)		(1,300)		(2,671)		(4,003)
Finance charges and other income	2,658		1,349		7,553		6,688
Total other income	2,092	-0.5%	49	0.0%	4,882	-0.4%	2,685	-0.2%
Policyholders' dividends incurred	(685)	0.2%	(1,056)	0.3%	(2,829)	0.2%	(3,803)	0.4%
Total underwriting loss	(7,582)	98.4%	(70,783)	116.4%	(52,382)	101.2%	(123,032)	109.6%

INVESTMENT
Net investment income earned	31,282		34,967		98,554		117,546
Net realized gain	(1,224)		(2,061)		3,309		5,816
Total income before income tax	22,476		(37,877)		49,481		330
Federal income tax expense / (benefit)	2,108		(14,525)		13,230		(2,241)

Net income / (loss)	$20,368		(23,352)		36,251		2,571

Policyholders' Surplus
Surplus, beginning of period	$1,067,881		1,070,297		1,062,707		1,073,025

Net income / (loss)	20,368		(23,352)		36,251		2,571
Change in deferred taxes	(2,940)		4,551		4,724		5,471
Change in unrealized gains	6,578		(12,286)		8,619		(13,446)
Dividends to stockholders	(151,239)		(17,006)		(179,713)		(46,018)
Change in cum. effect of acctg principle	-		-		44,296		-
Paid in common stock	8,400		-		10,300		-
Paid in surplus	130,722		-		130,722		-
Surplus - transferred to capital	-		-		(1,900)		-
Change in non-admitted assets	8,723		(10,894)		16,758		(8,712)
Change in additional admitted deferred taxes	-		115		(44,296)		(1,466)
Surplus adjustments	1		(1,281)		26		(1,281)

Net change in surplus for period	20,613		(60,153)		25,787		(62,881)

Surplus, end of period	$1,088,494		1,010,144		1,088,494		1,010,144

Statutory underwriting loss	$(7,582)		(70,783)		(52,382)		(123,032)

Adjustments under GAAP:
Deferred policy acquisition costs1	9,106		7,204		25,744		10,828
Pension costs	70		63		210		1,868
Other, net	(733)		(1,263)		(1,036)		(1,143)
GAAP underwriting gain (loss)	$861		(64,779)		(27,464)		(111,479)

1 Prior year results have been restated to reflect the adoption of ASU 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts."
Note:  Some amounts or ratios may not foot due to rounding.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Alternative Investments
as of September 30, 2012
(unaudited)

	Inception	Original	Remaining	Current	YTD	DPI(1)	TVPI(2)
Fund	Year	Commitment	Commitment	Market Value	Income	Ratio	Ratio
Real Estate
Silverpeak RE II	2005	20,000,000	2,409,941	9,771,126	223,304	0.49	0.97
Silverpeak RE III	2008	15,000,000	8,063,280	2,947,710	(429,672)	0.02	0.45
Total - Real Estate		35,000,000	10,473,221	12,718,836	(206,368)	0.38	0.84
Mezzanine Financing
Neovara Euro Mezz	2004	9,000,000	-	726,796	(345,497)	0.95	1.00
GS Mezz V	2007	25,000,000	15,255,707	8,466,169	1,307,182	0.64	1.26
New Canaan V	2012	7,000,000	5,577,405	1,324,397	(124,846)	-	0.91
Centerfield Capital	2012	3,000,000	2,340,518	659,482	-	-	1.00
Total - Mezz. Financing		44,000,000	23,173,629	11,176,844	836,839	1.59	1.12
Distressed Debt
Varde VIII	2006	10,000,000	4,420,889	5,614,702	320,048	0.59	1.15
GS Distressed Opp III	2007	15,000,000	2,936,059	7,798,695	605,851	0.45	1.03
Total - Distressed Debt		25,000,000	7,356,948	13,413,397	925,899	0.51	1.08
Private Equity
Prospector	1997	5,000,000	-	410,899	(222)	2.79	2.88
Trilantic Capital Partners III	2004	10,000,000	1,242,835	4,136,181	324,416	1.29	1.73
NB Co-Invest	2006	15,000,000	1,716,821	9,725,719	1,004,479	0.61	1.29
Trilantic Capital Partners IV	2007	11,098,351	922,808	10,470,360	1,725,996	0.37	1.38
Total - Private Equity		41,098,351	3,882,464	24,743,159	3,054,668	0.99	1.62
Private Equity, Secondary Market
NB SOF	2005	12,000,000	899,494	6,002,684	391,437	0.73	1.27
GS Vintage IV	2007	20,000,000	4,315,101	14,404,989	299,951	0.46	1.21
NB SOF II	2008	12,000,000	2,938,399	8,475,134	707,152	0.49	1.35
Total - Pvt. Eq. Sec. Mkt.		44,000,000	8,152,994	28,882,807	1,398,540	0.54	1.26
Energy/Power Generation
ArcLight I	2002	15,000,000	1,655,505	113,848	(73,351)	1.80	1.81
ArcLight II	2003	15,000,000	2,295,492	1,601,007	(545,861)	1.27	1.36
ArcLight III	2006	15,000,000	2,037,794	7,510,994	(966,506)	0.71	1.19
Quintana Energy	2006	10,000,000	1,641,106	7,198,033	1,513,641	0.39	1.25
ArcLight IV	2007	10,000,000	2,717,373	2,773,544	(378,941)	0.99	1.27
Total - Energy/Power Generation		65,000,000	10,347,270	19,197,426	(451,018)	1.12	1.40
Venture Capital
Venture V	2001	9,600,000	400,000	7,651,412	837,159	0.35	1.19
Total - Venture Capital		9,600,000	400,000	7,651,412	837,159	0.35	1.19
TOTAL - ALTERNATIVE INVESTMENTS		$263,698,351	63,786,526	117,783,881	6,395,719	0.78	1.27
(1) Distributed to paid in ratio
(2) Total value to paid in ratio
Exhibit may not foot due to rounding

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Municipal Bond Portfolio
State and Repayment Source Composition
September 30, 2012
($  in thousands)
(unaudited)
Exposure = 42% Held-to-Maturity; 58% Available-for-Sale

Repayment Source Composition by State
Market Values
State	Revenue	% of State	General Obligation (GO)-Local	% of State	General Obligation (GO)-State	% of State	TX - Permanent School Fund (PSF)	% of State	Total	% of Total
TX	52,624	51%	50,475	48%	1,126	1%	-	0%	104,225	8%
TX-PSF	-	0%	-	0%	-	0%	34,080	100%	34,080	3%
WA	49,327	48%	46,052	45%	7,270	7%	-	0%	102,649	8%
NY	74,947	95%	3,678	5%	-	0%	-	0%	78,625	6%
AZ	62,510	96%	2,466	4%	-	0%	-	0%	64,976	5%
FL	55,105	90%	-	0%	6,226	10%	-	0%	61,331	4%
CO	21,905	40%	31,371	57%	1,756	3%	-	0%	55,032	4%
IL	25,857	56%	20,324	44%	-	0%	-	0%	46,181	3%
OH	22,734	53%	13,338	31%	7,070	16%	-	0%	43,142	3%
NC	24,313	58%	13,923	33%	3,760	9%	-	0%	41,996	3%
MO	21,229	56%	16,975	44%	-	0%	-	0%	38,204	3%
Pre-refunded	51,838	52%	31,696	32%	12,050	12%	3,602	4%	99,186	7%
Other	359,588	62%	114,601	20%	107,180	18%	-	0%	581,369	43%
Grand Total	821,977	61%	344,899	25%	146,438	11%	37,682	3%	1,350,996	100%

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Credit Quality of Available-for-Sale Fixed Maturity Securities
September 30, 2012
($ in millions)
(unaudited)

	Fair Value	Unrealized Gain (Loss)	Weighted Average Credit Quality

AFS Fixed Maturity Portfolio:
U.S. government obligations1	$294.2	18.8	AA+
Foreign government obligations	30.3	1.5	AA-
State and municipal obligations	784.5	46.5	AA
Corporate securities	1,425.9	85.5	A
Mortgage-backed securities ("MBS")	613.9	23.7	AA
Asset-backed securities ("ABS")	121.2	2.2	AAA
Total AFS fixed maturity portfolio	$3,270.0	178.2	AA-

State and Municipal Obligations:
General obligations	$344.7	22.4	AA+
Special revenue obligations	439.8	24.1	AA
Total state and municipal obligations	$784.5	46.5	AA

Corporate Securities:
Financial	$433.4	22.7	A
Industrials	97.1	8.3	A
Utilities	111.7	6.5	BBB+
Consumer discretionary	130.5	9.1	BBB+
Consumer staples	160.6	9.4	A
Healthcare	179.2	11.4	A+
Materials	72.1	4.8	A-
Energy	90.6	5.0	A-
Information technology	93.4	3.9	A
Telecommunications services	45.9	3.0	BBB+
Other	11.4	1.4	AA+
Total corporate securities	$1,425.9	85.5	A

MBS:
Government Guaranteed Agency commercial mortgage-backed securities ("CMBS")	$59.9	2.9	AA+
Non-agency CMBS	68.5	0.7	AA-
Other-agency CMBS	1.2	-	AA+
Government Guaranteed Agency residential mortgage-backed securities ("RMBS")	98.1	5.0	AA+
Other Agency RMBS	334.2	13.9	AA+
Non-agency RMBS	45.5	1.1	A-
Alternative-A ("Alt-A") RMBS	6.5	0.1	AA+
Total MBS	$613.9	23.7	AA

ABS:
ABS	$119.9	2.2	AAA
Alt-A ABS3	0.7	-	D
Sub-prime ABS2,3	0.6	-	D
Total ABS	$121.2	2.2	AAA

1 U.S. Government includes corporate securities fully guaranteed by the FDIC.
2 We define sub-prime exposure as exposure to direct and indirect investments in non-agency residential mortgages with average FICO® scores below 650.
3 Alt-A ABS and sub-prime ABS each consist of one security that is currently expected by rating agencies to default on its obligations.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Credit Quality of Held-to-Maturity Securities
September 30, 2012
($ in millions)
(unaudited)

	Fair Value	Carry Value	Unrecognized Holding Gain (Loss)	Unrealized Gain (Loss) in Accumulated Other Comprehensive Income	Total Unrealized Unrecognized Gain (Loss)	Weighted Average Credit Quality

HTM Fixed Maturity Portfolio:
Foreign government obligations	$5.6	5.5	0.1	0.2	0.3	AA+
State and municipal obligations	566.5	533.1	33.4	8.3	41.7	AA
Corporate securities	53.6	48.5	5.1	(1.0)	4.1	A
MBS	13.0	7.5	5.5	(1.3)	4.2	AA-
ABS	7.3	6.1	1.2	(1.1)	0.1	A
Total HTM portfolio	$646.0	600.7	45.3	5.1	50.4	AA

State and Municipal Obligations:
General obligations	$184.4	174.9	9.5	4.3	13.8	AA
Special revenue obligations	382.1	358.2	23.9	4.0	27.9	AA
Total state and municipal obligations	$566.5	533.1	33.4	8.3	41.7	AA

Corporate Securities:
Financial	$15.7	14.2	1.5	(0.8)	0.7	BBB+
Industrials	17.0	15.4	1.6	(0.2)	1.4	A
Utilities	15.4	13.6	1.8	(0.1)	1.7	A+
Consumer discretionary	3.5	3.3	0.2	0.1	0.3	AA
Materials	2.0	2.0	-	-	-	BBB
Total corporate securities	$53.6	48.5	5.1	(1.0)	4.1	A

MBS:
Non-agency CMBS	13.0	7.5	5.5	(1.3)	4.2	AA-
Total MBS	$13.0	7.5	5.5	(1.3)	4.2	AA-

ABS:
ABS	$4.9	4.4	0.5	(0.3)	0.2	BBB+
Alt-A ABS	2.4	1.7	0.7	(0.8)	(0.1)	AAA
Total ABS	$7.3	6.1	1.2	(1.1)	0.1	A